Exhibit 10.1


                           WAIVER AND AMENDMENT NO. 6
                         TO THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 6 (this "Agreement") is entered into as of November 15, 2004, by and among SPAR MARKETING FORCE, INC. ("SMF"), SPAR, INC. ("SPAR"), SPAR/BURGOYNE RETAIL SERVICES, INC ("SBRS"), SPAR GROUP, INC. ("SGI"), SPAR INCENTIVE MARKETING, INC. ("SIM"), SPAR TRADEMARKS, INC. ("STM"), SPAR MARKETING, INC. (DE) ("SMIDE"), SPAR MARKETING, INC. (NV) ("SMINV"), SPAR ACQUISITION, INC. ("SAI"), SPAR TECHNOLOGY GROUP, INC. ("STG"), SPAR/PIA RETAIL SERVICES, INC. ("Pia Retail"), RETAIL RESOURCES, INC. ("Retail"), PIVOTAL FIELD SERVICES, INC. ("Pivotal Field"), PIA MERCHANDISING CO., INC. ("PIA"), PACIFIC INDOOR DISPLAY CO. ("Pacific"), PIVOTAL SALES COMPANY ("Pivotal"), SPAR ALL STORE MARKETING SERVICES, INC., ("SAS") and SPAR BERT FIFE, INC. ("SBFI") (each a "Borrower" and collectively "Borrowers") and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation) ("Lender").

                                   BACKGROUND

         The Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides the Borrowers with certain financial accommodations.

         The Borrowers have violated certain covenants and have requested Lender waive the resulting Events of Default and Lender is willing to do so in connection with making certain amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2. Waivers. Subject to the satisfaction of Section 4 below, Lender hereby waives the Event of Default which has occurred as a result Borrowers' non-compliance with (i) Section 12(o) with respect to the fiscal quarter ended September 30, 2004 due to Borrowers' failure to maintain its required Net Worth at the end of such fiscal quarter, (ii) Section 12(p) with respect to the fiscal quarter ending September 30, 2004 due to Borrowers' failure to maintain the requisite Fixed Charge Coverage Ratio level for the four fiscal quarters then ended and
(iii) Section 12(x) due to Borrowers' failure to deliver a copy of a consultant's report to Lender by September 30, 2004. Notwithstanding the

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foregoing, the waivers of the Events of Default set forth above do not establish a course of conduct between Borrowers and Lender and Borrowers hereby agree that Lender is not obligated to waive any future Events of Default under the Loan Agreement.

3. Amendment. Subject to the satisfaction of Section 5 below, the Loan Agreement is hereby amended as follows:

         (a) Sections 12(o) and 12(p) are hereby amended by deleting any required Net Worth and Fixed Charge Coverage Ratio levels for the applicable fiscal periods ending December 31, 2004.

         (b) Section 12(x) is hereby amended in its entirety to provide as follows:

                  "(x) On or before August 31, 2004, Borrowers shall retain a consultant to be selected by Borrowing Agent but who is satisfactory to Lender. The terms of the engagement shall be subject to a satisfactory review by Lender. The consultant shall prepare a report analyzing the contingency scenarios and Lender shall have received a copy of such report on or before November 30, 2004.

4. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied:
Lender shall have received (i) four (4) copies of this Agreement executed by the Borrowers and the limited guarantors (each a "Limited Guarantor") and the guarantor ("Guarantor") listed on the signature page hereto, and (ii) a covenant compliance certificate for the month and quarter ending September 30, 2004 showing compliance with Section 12(r) of the Loan Agreement.

5. Representations, Warranties and Covenants. Each of the Borrowers hereby represents, warrants and covenants as follows:

         (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

         (b) Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

         (c) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

6. Effect on the Loan Agreement.

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         (a) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (b) Except as set forth in Section 2 hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

8. Release. Borrowers and Guarantors hereby release, remise, acquit and forever discharge Lender, Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment or the Ancillary Agreements (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10. Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.



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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                 SPAR MARKETING FORCE, INC.
                                 SPAR, INC.
                                 SPAR/BURGOYNE RETAIL    SERVICES, INC.
                                 SPAR GROUP, INC.
                                 SPAR INCENTIVE MARKETING, INC.
                                 SPAR TRADEMARKS, INC.
                                 SPAR MARKETING, INC. (DE)
                                 SPAR MARKETING, INC. (NV)
                                 SPAR ACQUISITION, INC.
                                 SPAR TECHNOLOGY GROUP, INC.
                                 SPAR/PIA RETAIL SERVICES, INC.
                                 RETAIL RESOURCES, INC.
                                 PIVOTAL FIELD SERVICES, INC.
                                 PIA MERCHANDISING CO., INC.
                                 PACIFIC INDOOR DISPLAY CO.
                                 PIVOTAL SALES COMPANY
                                 SPAR GROUP, INC.
                                 SPAR ALL STORE MARKETING      SERVICES, INC.
                                 SPAR BERT FIFE, INC.

                                 By: /s/ Charles Cimitile
                                     -------------------------------------------
                                     Name:   Charles Cimitile
                                     Title:  Chief Financial Officer of each of
                                               the foregoing entities


                                 WEBSTER BUSINESS CREDIT CORPORATION

                                 By: /s/ Joseph Zautra
                                     -------------------------------------------
                                     Name: Joseph Zautra
                                     Its:  Vice President





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CONSENTED AND AGREED TO BY:

/s/ WILLIAM H. BARTELS
------------------------------
WILLIAM H. BARTELS, Limited Guarantor

/s/ ROBERT G. BROWN
------------------------------
ROBERT G. BROWN, Limited Guarantor


PIA Merchandising Limited, Guarantor

By: /s/ Robert G. Brown
------------------------------
Name: Robert G. Brown
Its: Chief Executive Officer